THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this "Amendment") is entered into as of March 29, 2024 between **INTERPACE BIOSCIENCES, INC.**, a Delaware corporation ("Parent"), **INTERPACE DIAGNOSTICS CORPORATION**, a Delaware corporation ("Diagnostics Corporation"), and **INTERPACE DIAGNOSTICS, LLC**, a Delaware limited liability company ("Diagnostics") (Parent, Diagnostics Corporation and Diagnostics, collectively referred to as the "Borrowers" and each individually a "Borrower") and **BROADOAK FUND V, L.P.** ("Lender").

RECITALS

Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of October 29, 2021, as amended, restated or otherwise modified from time to time (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Amendments to Agreement.

(a) Section 2.1.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

"Repayment. The Term Loan Advance shall be "interest-only" until March 31, 2024. Beginning on April 1, 2024 and continuing on each Payment Date thereafter, Borrower shall repay the outstanding principal on the Term Loan Advance in an amount equal to $500,000 together with interest due and payable in accordance with Section 2.2(c) hereof. The remaining principal balance of the Term Loan Advance, including all outstanding principal and accrued and unpaid interest with respect to the Term Loan Advance and all other outstanding Obligations under the Term Loan Advance, shall be due and payable on the Term Loan Maturity Date. After repayment or prepayment, the Term Loan Advance may not be reborrowed."

(b) The definition of "Term Loan Maturity Date" set forth in Section 13.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

""**Term Loan Maturity Date**" is the earlier to occur of (a) June 30, 2025 and (b) a Change in Control."

2. No course of dealing on the part of Lender or its officers, nor any failure or delay in the exercise of any right by Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Lender's failure at any time to require strict performance by Borrower of any provision shall not affect any right of Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Lender.

3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof.

4. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5. As a condition to the effectiveness of this Amendment, Lender shall have received this Amendment, duly executed by each Borrower.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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TUB

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

INTERPACE BIOSCIENCES, INC.

By: ______________________
Name: Thomas W. Burnell
Title: Chief Executive Officer

INTERPACE DIAGNOSTICS CORPORATION

By: ______________________
Name: Thomas W. Burnell
Title: Chief Executive Officer

INTERPACE DIAGNOSTICS, LLC

By: ______________________
Name: Thomas W. Burnell
Title: Chief Executive Officer

BROADOAK FUND V, L.P.

By: ______________________
Name: William Snider
Title: Manager